USA Radio Network                           2290 Springlake Road, Suite 107
Broadcast Agreement                               Dallas, Texas  75234
                                         (972) 484-3900   Fax:  (972) 241-6826

Date:

Company:

Attention                       Advertiser::

Address                         Product::

                                Representative:

Phone:                          Billing Month:              Order Number:

Fax:                            Week Starting:              Week Ending:



Program  Start   End  Len    Daypart   M   Tu   W    Th   F  Sa   Su    X     Weeks       Rate

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

Gross Investment by Broadcast
        Calendar Month
----------------------------
January 2000

February 2000

March 2000

April 2000

May 2000

June 2000

July 2000

August 2000

September 2000

October 2000

November 2000

December 2000

     Total



     The Advertiser agrees to the terms and specifications contained in this agreement. The Advertiser or its duly assigned Agent shall be solely liable for payments to USA Radio Network or its assignees. Receipt of signed Broadcast Agreement by facsimile transmission shall be binding as a legal document in lieu of original Broadcast Agreement. Terms are cash with order unless prior credit approval is granted, then it is Net 15 Days. Two weeks written notice is required for cancellation.

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Advertiser Signature           Date



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USA Radio Network Representative         Date